UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

MONTE ROSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40522	84-3766197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 Summer Street, Suite 102

Boston, MA 02210

(Address of principal executive offices, including zip code)

(617) 949-2643

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

As previously disclosed in the Registration Statement on Form S-1, as amended (File No. 333-256773) (the “Registration Statement”) of Monte Rosa Therapeutics, Inc. (the “Company”), on June 28, 2021, and in connection with the consummation of the initial public offering of the Company’s common stock (the “IPO”), the Company filed a fourth amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. The Board of Directors and the Company’s stockholders previously approved the Restated Certificate to be filed in connection with, and to be effective upon, the consummation of the IPO. The Restated Certificate amends and restates the Company’s existing amended and restated certificate of incorporation in its entirety to, among other things: (i) authorize 500,000,000 shares of common stock; (ii) eliminate all references to the previously-existing series of preferred stock; and (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Board in one or more series.

The foregoing description of the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, as previously disclosed in the Registration Statement, on June 28, 2021, and in connection with the consummation of the IPO, the amended and restated by-laws of the Company (the “Amended and Restated By-laws”), previously approved by the Board and the Company’s stockholders to become effective immediately upon the consummation of the IPO, became effective. The Amended and Restated By-laws amend and restate the Company’s by-laws in their entirety to, among other things: (i) establish procedures for the Company’s stockholders to take formal actions at meetings of stockholders; (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; and (iv) conform to the amended provisions of the Restated Certificate.

The foregoing description of the Amended and Restated By-laws is qualified by reference to the Amended and Restated By-laws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Fourth Amended and Restated Certificate of Incorporation of Monte Rosa Therapeutics, Inc.

3.2	Amended and Restated By-laws of Monte Rosa Therapeutics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monte Rosa Therapeutics, Inc.

Date: June 28, 2021	By:	/s/ Markus Warmuth
Markus Warmuth
President and Chief Executive Officer